SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            January 24, 1997
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



372 Danbury Road, Wilton, Connecticut                06897
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-761-7900
                                                 ------------









Item 5.   Other Events.
          -------------

     On January 24, 1997, the Registrant announced the completion of the sale, in a private offering of 147,312 Units (the "Units") consisting of $147,312,000 principal amount at maturity of 13.25% Senior Discount Notes due February 1, 2004 together with warrants to purchase an aggregate of 2,538,258 shares of common stock, $.01 par value, of the Registrant at an exercise price of $5.23 per share, exercisable from the period commencing on the first anniversary of closing through February 1, 2004. The Units were sold to investors at a price aggregating approximately $100,000,000. For additional information with respect to this transaction, reference is hereby made to the Registrant's press release issued January 24, 1997 annexed to this current report as
Exhibit 5(a), the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By  s/Bruce F. Failing, Jr.
                                --------------------------------
                                 Bruce F. Failing, Jr.
                                 President


Dated: February 3, 1997                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------
5(a)      -    Press Release of the Registrant issued January 24,
               1997